UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2021

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Old Lancaster Road
Malvern,
Pennsylvania
19355
(Address of Principal
Executive Offices)

(610) 535-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $0.01 par value per share, of CubeSmart	CUBE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company (CubeSmart) ☐

Emerging Growth Company (CubeSmart, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

CubeSmart ☐

CubeSmart, L.P. ☐

Item 7.01    Regulation FD Disclosure.

On December 9, 2021, CubeSmart, L.P. (the “Company”) issued a press release announcing the closing of its acquisition (the “Closing”) of LAACO, Ltd., a California limited partnership (“LAACO”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Act.

Item 8.01    Other Events.

On December 9, 2021, the Company completed the Closing of its acquisition of LAACO.  Pursuant to the Agreement and Plan of Merger, dated as of November 15, 2021, by and among the Company, the Company’s subsidiary, CS West Merger Sub, L.P., a California limited partnership (“Merger Sub”), LAACO and Stability LLC, a Delaware limited liability company, Merger Sub merged with and into LAACO, with LAACO surviving the merger and becoming a subsidiary of the Company. Pursuant to the Merger Agreement, the Company paid aggregate consideration of approximately $1.74 billion in cash, which included approximately $40.9 million used to repay LAACO debt at or prior to the Closing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “expect,” “intend” and similar expressions, and variations or negatives of these words. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, which risks, uncertainties and assumptions include, but are not limited to, the Company’s ability to realize anticipated benefits of the merger. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s other filings with the Securities and Exchange Commission for a more complete discussion of the risks and other factors that could affect any forward-looking statement. Except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Item 9.01    Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits.

Exhibit No.	Description
99.1	CubeSmart Press Release, dated December 9, 2021

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: December 9, 2021	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Chief Legal Officer & Secretary

CUBESMART, L.P.

Date: December 9, 2021	By:	CUBESMART, its general partner

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Chief Legal Officer & Secretary

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